                                                                     [CONFORMED]


                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of

                   The Securities and Exchange Act of 1934


                        Date of Report:  May 16, 1995
                        -----------------------------
                       (Date of earliest event reported)



   Commission        Registrant; State of Incorporation;        IRS Employer
   File Number         Address; and Telephone Number       Identification Number
   -----------         -----------------------------       ---------------------

     1-956           Duquesne Light Company                     25-0451600
                     (A Pennsylvania Corporation)
                     One Oxford Centre
                     301 Grant Street
                     Pittsburgh, Pennsylvania 15279
                     Telephone (412) 393-6000


Item 5.  Other Events
---------------------

       Reference is made to the discussion under "Outlook" in Part I, Item 1 of the Duquesne Light Company Form 10-K Annual Report for the year ended December 31, 1994, and in Item 2 of the Duquesne Light Company Form 10-Q Quarterly Report for the quarter ended March 31, 1995, relating to "Transmission Access".

     On May 16, 1995, the Federal Energy Regulatory Commission (FERC) responded favorably to applications filed by Duquesne Light Company for transmission service from the Pennsylvania-New Jersey-Maryland Power Pool (PJM) and Allegheny Power System (APS) by issuing proposed orders requiring PJM to provide firm service at comparable prices and requiring APS to provide firm service at comparable prices. Rehearing may be sought only after FERC issues final orders. The Company cannot predict the final outcome of these proceedings. The Company is continuing to assess the impact of these proposed orders on its future operations.



Item 7.  Exhibits
-----------------


a.      Exhibit 99.1    Federal Energy Regulatory
                        Commission Press Release
                        dated May 16, 1995.                Filed here.




                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant identified below has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Duquesne Light Company
                                 ----------------------------
                                        (Registrant)



                                    By  /s/ Gary L. Schwass
                                        -------------------
                                        Gary L. Schwass
                                        Senior Vice President and Principal
                                        Financial and Accounting Officer



Date    May 22, 1995
        ------------



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